Exhibit 99.1

NASDAQ: WASH
Contact: Elizabeth B. Eckel
Senior Vice President, Marketing
Telephone: (401) 348-1309
E-mail: ebeckel@washtrust.com
Date: October 20, 2014
FOR IMMEDIATE RELEASE

Washington Trust Reports Record Earnings for Third Quarter 2014

WESTERLY, R.I., October 20, 2014 (GLOBE NEWSWIRE)…Washington Trust Bancorp, Inc. (Nasdaq:WASH), parent company of The Washington Trust Company, today announced net income of $10.5 million, or 62 cents per diluted share, for the third quarter of 2014, up from second quarter of 2014 net income of $9.8 million, or 58 cents per diluted share.

"Washington Trust's strong performance continued into the third quarter, as earnings reached an all-time quarterly high," stated Joseph J. MarcAurele, Washington Trust Chairman and CEO. "These results are truly a company-wide effort, as we had good growth along key business lines."

Selected highlights for the third quarter of 2014 included:

•	Returns on average equity and average assets were 12.15% and 1.25%, respectively. Comparable amounts for the second quarter of 2014 were 11.52% and 1.22%, respectively.

•	Total loans at September 30, 2014 were $2.67 billion, up by a solid $92.9 million, or 4%, from June 30, 2014.

•	Deposit growth was strong in the third quarter, with an increase of $152.8 million, or 6%, from June 30, 2014. Total deposits reached $2.74 billion at September 30, 2014.

•	In September, we declared a quarterly dividend of 32 cents per share, representing a 3 cent increase over the dividend paid last quarter and our third dividend increase in the past year.

Net Interest Income
Net interest income totaled $24.9 million for the third quarter of 2014, up by 2% from $24.5 million for the second quarter of 2014. The net interest margin was 3.21% for the third quarter of 2014, compared to 3.35% for the second quarter of 2014. Significant linked quarter changes included:

•
Average interest-earning assets increased by $146.2 million, reflecting growth in average loan balances. The yield on interest-earning assets declined by 14 basis points from the previous quarter, due to the combined effect of lower rates on loan originations and purchased securities and runoff of higher yielding loan and security balances.

•
Average interest-bearing liabilities increased by $118.0 million, with growth in average wholesale funding balances and average interest-bearing deposits. The cost of funds declined by 1 basis point from the previous quarter.

Washington Trust
Page 2, October 20, 2014

Noninterest Income
Noninterest income totaled $13.1 million for the third quarter of 2014, up by 2% from $12.8 million for the second quarter of 2014. Included in noninterest income were the following:

•
Wealth management revenues totaled $8.4 million for the third quarter of 2014, down by $156 thousand, or 2%, with a $324 thousand decline in transaction-based revenues, partially offset by a $168 thousand increase in asset-based revenues. The decline in transaction-based revenues was primarily attributable to a decrease in tax preparation fees, which are typically concentrated in the second quarter.

•
Net gains on loan sales and commissions on loans originated for others totaled $1.7 million for the third quarter of 2014, up by $35 thousand, or 2%. Residential mortgage loans sold to the secondary market were $80.1 million in the third quarter, up by $3.1 million from the second quarter.

•
Net gains on interest rate swap contracts amounted to $339 thousand for the third quarter of 2014, up by $376 thousand from the previous quarter, due to an increase in customer-related interest rate swap transactions.

Noninterest Expenses
Noninterest expenses totaled $22.0 million for the third quarter of 2014, down by 2% from $22.4 million for the second quarter of 2014. Included in noninterest expenses were the following:

•	Salaries and employee benefit costs totaled $14.5 million for the third quarter of 2014, down by $255 thousand, or 2%, from the previous quarter, largely due to lower payroll tax expense.

•	Advertising and promotion costs amounted to $368 thousand for the third quarter of 2014, down by $172 thousand, or 32%, as a result of seasonal promotion efforts that occurred in the second quarter.

Income tax expense amounted to $4.9 million for the third quarter of 2014, up by $291 thousand, or 6%, from $4.6 million for the second quarter of 2014. The effective tax rate for the third quarter of 2014 was 31.6%, compared to 31.9% for the second quarter of 2014. Based on current federal and applicable state income tax statutes, the Corporation currently expects the full-year effective tax rate to be approximately 31.8% for 2014.

Asset Quality
Total nonaccrual loans amounted to $17.0 million, or 0.63% of total loans, at September 30, 2014, up from $12.5 million, or 0.49%, at June 30, 2014. The increase in nonaccrual loans during the third quarter was principally due to the classification into nonaccrual status of one commercial real estate loan with a carrying value of $4.9 million. Total past due loans amounted to $19.9 million, or 0.75% of total loans, at September 30, 2014, down from $21.1 million, or 0.82% of total loans, at June 30, 2014. Loans classified as troubled debt restructurings amounted to $18.3 million at September 30, 2014, down from $26.5 million at the end of the previous quarter, reflecting the payoff of an $8.0 million commercial real estate loan.

The loan loss provision charged to earnings in the third quarter of 2014 totaled $600 thousand, up from $450 thousand in the second quarter of 2014. Net charge-offs amounted to $101 thousand in the third quarter of 2014, compared to $224 thousand in the second quarter of 2014. The allowance for loan losses was $27.8 million, or 1.04% of total loans, at September 30, 2014, compared to $27.3 million, or 1.06% of total loans, at June 30, 2014.

Washington Trust
Page 3, October 20, 2014

Loans
Total loans amounted to $2.67 billion at September 30, 2014, up by $92.9 million, or 4%, from the balance at June 30, 2014. This increase was comprised of the following:

•	The residential real estate loan portfolio grew by $68.9 million, or 8%.

•	Total commercial loans increased by $24.2 million, or 2%, with growth in both commercial real estate and commercial and industrial loans.

•	Consumer loans declined slightly by $221 thousand, or 0.1%.

Investment Securities
The securities portfolio amounted to $402.6 million, or 12% of total assets, at September 30, 2014, up from $355.4 million, or 11%, at June 30, 2014. The net increase of $47.2 million included purchases of $74.1 million of debt obligations and mortgage-backed securities issued by U.S government-sponsored enterprises. The purchases were offset, in part, by principal payments received on mortgage-backed securities, maturities and calls of debt obligations of U.S. sponsored enterprises and state and political subdivisions.

Deposits and Borrowings
Deposits totaled $2.74 billion at September 30, 2014, up by $152.8 million, or 6%, from the balance at June 30, 2014. This increase was comprised of the following:

•	Demand deposits increased by $65.2 million, or 16%, while NOW account balances decreased slightly by $669 thousand, or 0.2%.

•	Money market and savings account balances increased by $59.7 million, or 6%.

•	Time deposits increased by $28.6 million, or 4%.

FHLBB advances amounted to $261.7 million at September 30, 2014, down by $60.4 million from June 30, 2014, primarily due to deposit inflows.

Capital Management
Capital levels continued to exceed the regulatory minimum levels to be considered well capitalized, with a total risk-based capital ratio of 13.26% at September 30, 2014, compared to 13.24% at June 30, 2014. Total shareholder's equity was $348.6 million at September 30, 2014, up by $5.1 million from June 30, 2014.

Dividends Declared
The Board of Directors declared a quarterly dividend of 32 cents per share for the quarter ended September 30, 2014, a 3 cent increase over the dividend paid in the previous quarter. The dividend was paid on October 15, 2014 to shareholders of record on October 1, 2014.

Washington Trust
Page 4, October 20, 2014

Conference Call
Washington Trust will host a conference call to discuss third quarter results, business highlights and outlook on Tuesday, October 21, 2014 at 8:30 a.m. (Eastern Time). Individuals may dial in to the call at 1-877-407-0784. An audio replay of the call will be available, shortly after the conclusion of the call, by dialing 1-877-870-5176 and entering the Replay PIN Number 13591326; the audio replay will be available through October 31, 2014. Also, a webcast of the call will be posted in the Investor Relations section of Washington Trust's web site, www.washtrustbancorp.com, and will be available through December 31, 2014.

Background
Washington Trust Bancorp, Inc. is the parent of The Washington Trust Company, a state-chartered bank headquartered in Westerly, Rhode Island. Founded in 1800, Washington Trust is the oldest community bank in the nation and is the largest independent bank headquartered in Rhode Island. Washington Trust offers a full range of financial services, including commercial banking, small business banking, personal banking, and wealth management and trust services through its offices located in Rhode Island, Connecticut and Massachusetts. The Corporation’s common stock trades on NASDAQ OMX® under the symbol WASH. Investor information is available on the Corporation’s web site: www.washtrustbancorp.com.

Forward-Looking Statements
This press release contains statements that are “forward-looking statements”. We may also make written or oral forward-looking statements in other documents we file with the SEC, in press releases and other written materials, and in oral statements made by our officers, directors or employees. You can identify forward-looking statements by the use of the words “believe,” “expect,” “anticipate,” “intend,” “estimate,” “assume,” “outlook,” “will,” “should,” and other expressions that predict or indicate future events and trends and which do not relate to historical matters. You should not rely on forward-looking statements, because they involve known and unknown risks, uncertainties and other factors, some of which are beyond the control of Washington Trust. These risks, uncertainties and other factors may cause the actual results, performance or achievements of Washington Trust to be materially different from the anticipated future results, performance or achievements expressed or implied by the forward-looking statements.

Some of the factors that might cause these differences include the following: continued weakness in national, regional or local economies; reductions in net interest income resulting from a sustained low interest rate environment as well as changes in the balance and mix of loans and deposits; reductions in the market value of wealth management assets under administration; changes in the value of securities and other assets; reductions in loan demand; changes in loan collectibility, default and charge-off rates; changes in the size and nature of Corporation's competition; changes in legislation or regulation and accounting principles, policies and guidelines; and changes in the assumptions used in making such forward-looking statements. In addition, the factors described under “Risk Factors” in Item 1A of our Annual Report on Form 10-K, as filed with the SEC and as updated by our Quarterly Reports on Form 10-Q and other SEC filings, may result in these differences. You should carefully review all of these factors, and you should be aware that there may be other factors that could cause these differences. These forward-looking statements were based on information, plans and estimates at the date of this press release, and we assume no obligation to update any forward-looking statements to reflect changes in underlying assumptions or factors, new information, future events or other changes.

Supplemental Information - Explanation of Non-GAAP Financial Measures
In addition to results presented in accordance with generally accepted accounting principles (“GAAP”), this press release contains certain non-GAAP financial measures. Washington Trust's management believes that the supplemental non-GAAP information, which consists of measurements and ratios based on tangible equity and tangible assets, is utilized by regulators and market analysts to evaluate a company's financial condition and therefore, such information is useful to investors. These disclosures should not be viewed as a substitute for financial results determined in accordance with GAAP, nor are they necessarily comparable to non-GAAP performance measures which may be presented by other companies. Because non-GAAP financial measures are not standardized, it may not be possible to compare these financial measures with other companies' non-GAAP financial measures having the same or similar names.

Washington Trust Bancorp, Inc. and Subsidiaries
CONSOLIDATED BALANCE SHEETS (unaudited)
(Dollars in thousands, except par value)	Sep 30, 2014	Dec 31, 2013
Assets:
Cash and due from banks	$86,132	$81,939
Short-term investments	3,869	3,378
Mortgage loans held for sale, at fair value	35,473	11,636
Securities:
Available for sale, at fair value	376,073	392,903
Held to maturity, at amortized cost (fair value $27,074 in 2014 and $29,865 in 2013)	26,480	29,905
Total securities	402,553	422,808
Federal Home Loan Bank stock, at cost	37,730	37,730
Loans:
Commercial	1,390,373	1,363,335
Residential real estate	945,580	772,674
Consumer	338,094	326,875
Total loans	2,674,047	2,462,884
Less allowance for loan losses	27,768	27,886
Net loans	2,646,279	2,434,998
Premises and equipment, net	26,367	25,402
Investment in bank-owned life insurance	63,026	56,673
Goodwill	58,114	58,114
Identifiable intangible assets, net	5,004	5,493
Other assets	51,335	50,696
Total assets	$3,415,882	$3,188,867
Liabilities:
Deposits:
Demand deposits	$476,808	$440,785
NOW accounts	313,391	309,771
Money market accounts	833,318	666,646
Savings accounts	290,561	297,357
Time deposits	824,810	790,762
Total deposits	2,738,888	2,505,321
Federal Home Loan Bank advances	261,685	288,082
Junior subordinated debentures	22,681	22,681
Other liabilities	44,066	43,137
Total liabilities	3,067,320	2,859,221
Shareholders’ Equity:
Common stock of $.0625 par value; authorized 30,000,000 shares; issued and outstanding 16,721,172 shares in 2014 and 16,613,561 shares in 2013	1,045	1,038
Paid-in capital	100,044	97,566
Retained earnings	247,052	232,595
Accumulated other comprehensive income (loss)	421	(1,553)
Total shareholders’ equity	348,562	329,646
Total liabilities and shareholders’ equity	$3,415,882	$3,188,867

Washington Trust Bancorp, Inc. and Subsidiaries
CONSOLIDATED STATEMENTS OF INCOME (unaudited)

	(Dollars and shares in thousands, except per share amounts)	Three Months		Nine Months
	Periods ended September 30,	2014	2013	2014	2013
	Interest income:
Interest and fees on loans		$27,239	$26,096	$78,997	$76,832
Interest on securities:	Taxable	2,397	2,582	8,038	8,003
	Nontaxable	519	629	1,658	1,935
	Dividends on Federal Home Loan Bank stock	140	36	420	113
	Other interest income	36	47	99	99
	Total interest and dividend income	30,331	29,390	89,212	86,982
	Interest expense:
	Deposits	3,317	3,064	9,406	9,354
	Federal Home Loan Bank advances	1,832	2,693	5,831	8,109
	Junior subordinated debentures	241	241	723	1,243
	Other interest expense	3	4	10	12
	Total interest expense	5,393	6,002	15,970	18,718
	Net interest income	24,938	23,388	73,242	68,264
	Provision for loan losses	600	700	1,350	2,000
	Net interest income after provision for loan losses	24,338	22,688	71,892	66,264
	Noninterest income:
	Wealth management revenues	8,374	7,629	24,969	23,015
	Merchant processing fees	—	3,359	1,291	7,949
	Net gains on loan sales and commissions on loans originated for others	1,742	3,883	4,688	11,534
	Service charges on deposit accounts	881	855	2,459	2,436
	Card interchange fees	804	731	2,264	2,013
	Income from bank-owned life insurance	468	464	1,354	1,392
	Net gains on interest rate swap contracts	339	54	562	225
	Equity in earnings (losses) of unconsolidated subsidiaries	(63)	(47)	(213)	(65)
	Gain on sale of business line	—	—	6,265	—
	Other income	580	472	1,670	1,233
	Noninterest income, excluding other-than-temporary impairment losses	13,125	17,400	45,309	49,732
	Total other-than-temporary impairment losses on securities	—	—	—	(613)
	Portion of loss recognized in other comprehensive income (before tax)	—	—	—	(2,159)
	Net impairment losses recognized in earnings	—	—	—	(2,772)
	Total noninterest income	13,125	17,400	45,309	46,960
	Noninterest expense:
	Salaries and employee benefits	14,516	14,640	43,845	45,624
	Net occupancy	1,557	1,404	4,672	4,282
	Equipment	1,211	1,222	3,682	3,658
	Merchant processing costs	—	2,862	1,050	6,746
	Outsourced services	1,138	878	3,197	2,590
	Legal, audit and professional fees	494	529	1,710	1,691
	FDIC deposit insurance costs	442	448	1,295	1,330
	Advertising and promotion	368	312	1,140	1,143
	Amortization of intangibles	161	170	489	516
	Foreclosed property costs	27	38	48	222
	Debt prepayment penalties	—	1,125	6,294	1,125
	Other expenses	2,133	1,920	6,365	5,810
	Total noninterest expense	22,047	25,548	73,787	74,737
	Income before income taxes	15,416	14,540	43,414	38,487
	Income tax expense	4,878	4,580	13,781	12,123
	Net income	$10,538	$9,960	$29,633	$26,364

	Weighted average common shares outstanding - basic	16,714	16,563	16,673	16,473
	Weighted average common shares outstanding - diluted	16,855	16,696	16,832	16,600
Per share information:	Basic earnings per common share	$0.63	$0.60	$1.77	$1.59
	Diluted earnings per common share	$0.62	$0.59	$1.75	$1.58
	Cash dividends declared per share	$0.32	$0.26	$0.90	$0.76

Washington Trust Bancorp, Inc. and Subsidiaries
SELECTED FINANCIAL HIGHLIGHTS (unaudited)
	At or for the Quarters Ended
(Dollars and shares in thousands, except per share amounts)	Sep 30, 2014	Jun 30, 2014	Mar 31, 2014	Dec 31, 2013	Sep 30, 2013
Financial Data:
Total assets	$3,415,882	$3,317,022	$3,194,146	$3,188,867	$3,131,958
Total loans	2,674,047	2,581,124	2,478,603	2,462,884	2,353,766
Total securities	402,553	355,392	389,889	422,808	419,349
Total deposits	2,738,888	2,586,097	2,591,654	2,505,321	2,454,831
Total shareholders' equity	348,562	343,450	335,858	329,646	323,585
Net interest income	24,938	24,468	23,836	23,521	23,388
Provision for loan losses	600	450	300	400	700
Noninterest income, excluding OTTI losses	13,125	12,814	19,370	15,837	17,400
Net OTTI losses recognized in earnings	—	—	—	(717)	—
Noninterest expense	22,047	22,448	29,292	24,048	25,548
Income tax expense	4,878	4,587	4,316	4,404	4,580
Net income	10,538	9,797	9,298	9,789	9,960

Share Data:
Basic earnings per common share	$0.63	$0.59	$0.56	$0.59	$0.60
Diluted earnings per common share	$0.62	$0.58	$0.55	$0.58	$0.59
Dividends declared per share	$0.32	$0.29	$0.29	$0.27	$0.26
Book value per share	$20.85	$20.56	$20.19	$19.84	$19.51
Tangible book value per share - Non-GAAP (1)	$17.07	$16.77	$16.38	$16.01	$15.66
Market value per share	$32.99	$36.77	$37.47	$37.22	$31.43
Shares outstanding at end of period	16,721	16,705	16,635	16,614	16,589
Weighted average common shares outstanding - basic	16,714	16,678	16,626	16,602	16,563
Weighted average common shares outstanding - diluted	16,855	16,831	16,800	16,770	16,696

Key Ratios:
Return on average assets	1.25%	1.22%	1.17%	1.24%	1.29%
Return on average tangible assets - Non-GAAP (1)	1.27%	1.24%	1.20%	1.26%	1.31%
Return on average equity	12.15%	11.52%	11.10%	11.98%	12.82%
Return on average tangible equity - Non-GAAP (1)	14.86%	14.15%	13.70%	14.80%	16.13%
Tier 1 risk-based capital	12.16% (i)	12.13%	12.42%	12.12%	12.23%
Total risk-based capital	13.26% (i)	13.24%	13.56%	13.29%	13.44%
Tier 1 leverage ratio	9.35% (i)	9.62%	9.56%	9.41%	9.41%
Equity to assets	10.20%	10.35%	10.51%	10.34%	10.33%
Tangible equity to tangible assets - Non-GAAP (1)	8.51%	8.61%	8.70%	8.51%	8.47%
(i) - estimated

Wealth Management Revenues:
Trust and investment management fees	$6,982	$6,828	$6,685	$6,637	$6,291
Mutual fund fees	1,100	1,086	1,081	1,104	1,075
Asset-based revenues	8,082	7,914	7,766	7,741	7,366
Transaction-based revenues	292	616	299	1,069	263
Total wealth management revenues	$8,374	$8,530	$8,065	$8,810	$7,629

Wealth Management Assets Under Administration:
Balance at beginning of period	$5,010,588	$4,806,381	$4,781,958	$4,595,594	$4,433,574
Net investment appreciation (depreciation) & income	(29,199)	131,269	44,335	248,727	190,931
Net client cash flows	2,075	72,938	(19,912)	(62,363)	(28,911)
Balance at end of period	$4,983,464	$5,010,588	$4,806,381	$4,781,958	$4,595,594

(1)	See the section labeled “Supplemental Information - Non-GAAP Financial Measures” at the end of this document.

Washington Trust Bancorp, Inc. and Subsidiaries
SELECTED FINANCIAL HIGHLIGHTS (unaudited)
	Nine Months Ended
(Dollars and shares in thousands, except per share amounts)	Sep 30, 2014	Sep 30, 2013
Key Ratios:
Return on average assets	1.21%	1.15%
Return on average tangible assets - Non-GAAP (1)	1.24%	1.18%
Return on average equity	11.60%	11.54%
Return on average tangible equity - Non-GAAP (1)	14.24%	14.61%

Allowance for Loan Losses:
Balance at beginning of period	$27,886	$30,873
Provision charged to earnings	1,350	2,000
Charge-offs	(1,638)	(5,319)
Recoveries	170	454
Balance at end of period	$27,768	$28,008

Net Loan Charge-Offs (Recoveries):
Commercial mortgages	$958	$4,524
Other commercial	328	132
Residential real estate mortgages	36	45
Consumer	146	164
Total	$1,468	$4,865

Net charge-offs to average loans (annualized)	0.08%	0.27%

Wealth Management Revenues:
Trust and investment management fees	$20,495	$18,587
Mutual fund fees	3,267	3,174
Asset-based revenues	23,762	21,761
Transaction-based revenues	1,207	1,254
Total wealth management revenues	$24,969	$23,015

Wealth Management Assets Under Administration:
Balance at beginning of period	$4,781,958	$4,199,640
Net investment appreciation & income	146,405	383,954
Net client cash flows	55,101	12,000
Balance at end of period	$4,983,464	$4,595,594

(1)	See the section labeled “Supplemental Information - Non-GAAP Financial Measures” at the end of this document.

Washington Trust Bancorp, Inc. and Subsidiaries
SELECTED FINANCIAL HIGHLIGHTS (unaudited)
	For the Quarters Ended
	Sep 30, 2014	Jun 30, 2014	Mar 31, 2014	Dec 31, 2013	Sep 30, 2013
Average Yield / Rate (taxable equivalent basis):
Assets:
Commercial loans	4.20%	4.35%	4.43%	4.52%	4.67%
Residential real estate loans, including mortgage loans held for sale	4.06%	4.12%	4.15%	4.09%	4.06%
Consumer loans	3.83%	3.81%	3.83%	3.77%	3.78%
Total loans	4.10%	4.20%	4.26%	4.28%	4.35%
Cash, federal funds sold and other short-term investments	0.19%	0.19%	0.23%	0.22%	0.21%
FHLBB stock	1.47%	1.47%	1.53%	0.37%	0.38%
Taxable debt securities	2.94%	3.36%	3.47%	3.40%	3.44%
Nontaxable debt securities	5.86%	5.92%	5.98%	5.88%	5.87%
Total securities	3.36%	3.74%	3.84%	3.78%	3.88%
Total interest-earning assets	3.89%	4.03%	4.08%	4.02%	4.12%
Liabilities:
Interest-bearing demand deposits	—%	—%	—%	—%	—%
NOW accounts	0.06%	0.06%	0.06%	0.06%	0.06%
Money market accounts	0.41%	0.38%	0.36%	0.34%	0.31%
Savings accounts	0.06%	0.06%	0.06%	0.06%	0.06%
Time deposits	1.15%	1.14%	1.15%	1.19%	1.23%
FHLBB advances	2.57%	3.20%	3.37%	3.49%	3.25%
Junior subordinated debentures	4.22%	4.26%	4.31%	4.22%	4.22%
Other	7.88%	9.90%	7.03%	2.52%	4.50%
Total interest-bearing liabilities	0.84%	0.85%	0.93%	0.98%	1.01%

Interest rate spread (taxable equivalent basis)	3.05%	3.18%	3.15%	3.04%	3.11%
Net interest margin (taxable equivalent basis)	3.21%	3.35%	3.34%	3.24%	3.29%

	At September 30, 2014
	Amortized	Unrealized	Unrealized	Fair
(Dollars in thousands)	Cost (1)	Gains	Losses	Value
Securities Available for Sale:
Obligations of U.S. government-sponsored enterprises	$31,008	$—	($89)	$30,919
Mortgage-backed securities issued by U.S. government agencies and U.S. government-sponsored enterprises	248,369	9,012	(160)	257,221
Obligations of states and political subdivisions	52,526	1,991	—	54,517
Individual name issuer trust preferred debt securities	30,743	—	(3,546)	27,197
Corporate bonds	6,122	104	(7)	6,219
Total securities available for sale	368,768	11,107	(3,802)	376,073
Held to Maturity:
Mortgage-backed securities issued by U.S. government agencies and U.S. government-sponsored enterprises	26,480	594	—	27,074
Total securities held to maturity	26,480	594	—	27,074
Total securities	$395,248	$11,701	($3,802)	$403,147

(1)	Net of other-than-temporary impairment losses recognized in earnings.

Washington Trust Bancorp, Inc. and Subsidiaries
SELECTED FINANCIAL HIGHLIGHTS (unaudited)
		Period End Balances At
(Dollars in thousands)		Sep 30, 2014	Jun 30, 2014	Mar 31, 2014	Dec 31, 2013	Sep 30, 2013
Loans:
Commercial:	Mortgages	$766,703	$772,772	$788,836	$796,249	$727,375
	Construction & development	58,750	38,574	24,696	36,289	51,951
	Other	564,920	554,824	523,751	530,797	518,566
	Total commercial	1,390,373	1,366,170	1,337,283	1,363,335	1,297,892
Residential real estate:	Mortgages	912,956	846,187	784,623	749,163	711,427
	Homeowner construction	32,624	30,452	25,770	23,511	20,265
	Total residential real estate	945,580	876,639	810,393	772,674	731,692
Consumer:	Home equity lines	240,567	237,390	233,728	231,362	227,063
	Home equity loans	46,455	45,632	41,991	40,212	41,158
	Other	51,072	55,293	55,208	55,301	55,961
	Total consumer	338,094	338,315	330,927	326,875	324,182
	Total loans	$2,674,047	$2,581,124	$2,478,603	$2,462,884	$2,353,766

	At September 30, 2014
(Dollars in thousands)	Balance	% of Total
Commercial Real Estate Loans by Property Location:
Rhode Island, Connecticut, Massachusetts	$778,746	94.4%
New York, New Jersey	38,131	4.6%
New Hampshire	8,576	1.0%
Total commercial real estate loans (1)	$825,453	100.0%

(1)	Commercial real estate loans consist of commercial mortgages and construction and development loans. Commercial mortgages are loans secured by income producing property.

	At September 30, 2014
(Dollars in thousands)	Balance	% of Total
Residential Mortgages by Property Location:
Rhode Island, Connecticut, Massachusetts	$926,029	98.1%
New Hampshire	9,522	1.0%
New York, Virginia, New Jersey, Maryland, Pennsylvania	5,138	0.5%
Ohio	2,025	0.2%
Washington, Oregon	1,337	0.1%
Georgia	1,067	0.1%
New Mexico	462	—%
Total residential mortgages	$945,580	100.0%

	Period End Balances At
(Dollars in thousands)	Sep 30, 2014	Jun 30, 2014	Mar 31, 2014	Dec 31, 2013	Sep 30, 2013
Deposits:
Demand deposits	$476,808	$411,586	$445,570	$440,785	$420,075
NOW accounts	313,391	314,060	311,461	309,771	301,250
Money market accounts	833,318	772,084	704,434	666,646	623,631
Savings accounts	290,561	292,112	293,322	297,357	292,765
Time deposits	824,810	796,255	836,867	790,762	817,110
Total deposits	$2,738,888	$2,586,097	$2,591,654	$2,505,321	$2,454,831

Out-of-market brokered certificates of deposits included in time deposits	$211,222	$171,216	$171,275	$98,009	$106,231
In-market deposits, excluding out-of-market brokered certificates of deposit	$2,527,666	$2,414,881	$2,420,379	$2,407,312	$2,348,600

Washington Trust Bancorp, Inc. and Subsidiaries
SELECTED FINANCIAL HIGHLIGHTS (unaudited)
	Period End Balances At
(Dollars in thousands)	Sep 30, 2014	Jun 30, 2014	Mar 31, 2014	Dec 31, 2013	Sep 30, 2013
Asset Quality Data:
Nonperforming Assets:
Commercial mortgages	$6,022	$2,290	$2,293	$7,492	$8,956
Commercial construction and development	—	—	—	—	—
Other commercial	1,326	1,615	1,198	1,291	1,248
Residential real estate mortgages	7,890	7,417	8,975	8,315	8,095
Consumer	1,727	1,213	1,108	1,204	1,204
Total nonaccrual loans	16,965	12,535	13,574	18,302	19,503
Nonaccrual investment securities	—	—	—	547	425
Property acquired through foreclosure or repossession	988	1,309	750	932	594
Total nonperforming assets	$17,953	$13,844	$14,324	$19,781	$20,522

Total past due loans to total loans	0.75%	0.82%	0.73%	0.89%	1.02%
Nonperforming assets to total assets	0.53%	0.42%	0.45%	0.62%	0.66%
Nonaccrual loans to total loans	0.63%	0.49%	0.55%	0.74%	0.83%
Allowance for loan losses to nonaccrual loans	163.68%	217.54%	199.23%	152.37%	143.61%
Allowance for loan losses to total loans	1.04%	1.06%	1.09%	1.13%	1.19%

Troubled Debt Restructured Loans:
Accruing troubled debt restructured loans:
Commercial mortgages	$9,677	$22,603	$22,796	$22,800	$23,892
Other commercial	1,036	969	989	1,265	1,576
Residential real estate mortgages	1,258	1,459	1,467	1,442	870
Consumer	164	167	233	236	239
Accruing troubled debt restructured loans	12,135	25,198	25,485	25,743	26,577
Nonaccrual troubled debt restructured loans:
Commercial mortgages	4,898	—	—	—	—
Other commercial	854	872	369	542	547
Residential real estate mortgages	441	448	447	—	—
Consumer	—	—	29	38	40
Nonaccrual troubled debt restructured loans	6,193	1,320	845	580	587
Total troubled debt restructured loans	$18,328	$26,518	$26,330	$26,323	$27,164

Washington Trust Bancorp, Inc. and Subsidiaries
SELECTED FINANCIAL HIGHLIGHTS (unaudited)
	Period End Balances At
(Dollars in thousands)	Sep 30, 2014	Jun 30, 2014	Mar 31, 2014	Dec 31, 2013	Sep 30, 2013
Past Due Loans:
Loans 30-59 Days Past Due:
Commercial mortgages	$—	$311	$—	$—	$—
Other commercial loans	1,129	1,785	3,351	276	2,648
Residential real estate mortgages	2,582	5,249	2,232	4,040	2,624
Consumer loans	1,677	1,889	1,365	1,322	1,013
Loans 30-59 days past due	$5,388	$9,234	$6,948	$5,638	$6,285

Loans 60-89 Days Past Due:
Commercial mortgages	$—	$1,583	$15	$—	$730
Other commercial loans	314	773	127	302	8
Residential real estate mortgages	2,001	855	1,265	1,285	1,960
Consumer loans	356	1,102	658	166	328
Loans 60-89 days past due	$2,671	$4,313	$2,065	$1,753	$3,026

Loans 90 Days or more Past Due:
Commercial mortgages	$5,995	$2,250	$2,238	$7,492	$8,226
Other commercial loans	970	417	428	731	929
Residential real estate mortgages	3,922	4,335	5,634	5,633	4,843
Consumer loans	989	512	701	656	693
Loans 90 days or more past due	$11,876	$7,514	$9,001	$14,512	$14,691

Total Past Due Loans:
Commercial mortgages	$5,995	$4,144	$2,253	$7,492	$8,956
Other commercial loans	2,413	2,975	3,906	1,309	3,585
Residential real estate mortgages	8,505	10,439	9,131	10,958	9,427
Consumer loans	3,022	3,503	2,724	2,144	2,034
Total past due loans	$19,935	$21,061	$18,014	$21,903	$24,002

Accruing loans 90 days or more past due	$—	$—	$—	$—	$—
Nonaccrual loans included in past due loans	$14,364	$10,432	$11,487	$15,591	$17,275

	For the Quarters Ended
(Dollars in thousands)	Sep 30, 2014	Jun 30, 2014	Mar 31, 2014	Dec 31, 2013	Sep 30, 2013
Allowance for Loan Losses:
Balance at beginning of period	$27,269	$27,043	$27,886	$28,008	$27,884
Provision charged to earnings	600	450	300	400	700
Charge-offs	(148)	(267)	(1,223)	(703)	(770)
Recoveries	47	43	80	181	194
Balance at end of period	$27,768	$27,269	$27,043	$27,886	$28,008

Net Loan Charge-Offs (Recoveries):
Commercial mortgages	($7)	$26	$939	$309	$602
Other commercial	63	95	170	73	(2)
Residential real estate mortgages	(1)	30	7	80	—
Consumer	46	73	27	60	(24)
Total	$101	$224	$1,143	$522	$576

The following tables present average balance and interest rate information. Tax-exempt income is converted to a fully taxable equivalent basis using the statutory federal income tax rate adjusted for applicable state income taxes, net of the related federal tax benefit. For dividends on corporate stocks, the 70% federal dividends received deduction is also used in the calculation of tax equivalency. Unrealized gains (losses) on available for sale securities are excluded from the average balance and yield calculations. Nonaccrual and renegotiated loans, as well as interest earned on these loans (to the extent recognized in the Consolidated Statements of Income) are included in amounts presented for loans.

Washington Trust Bancorp, Inc. and Subsidiaries
CONSOLIDATED AVERAGE BALANCE SHEETS (unaudited)
	Three Months Ended
	September 30, 2014			June 30, 2014			September 30, 2013
	Average Balance	Interest	Yield/ Rate	Average Balance	Interest	Yield/ Rate	Average Balance	Interest	Yield/ Rate
(Dollars in thousands)
Assets:
Commercial loans	$1,380,229	$14,624	4.20%	$1,339,310	$14,509	4.35%	$1,297,705	$15,274	4.67%
Residential real estate loans, including loans held for sale	946,738	9,685	4.06%	856,955	8,811	4.12%	780,323	7,991	4.06%
Consumer loans	337,598	3,259	3.83%	333,881	3,171	3.81%	323,398	3,083	3.78%
Total loans	2,664,565	27,568	4.10%	2,530,146	26,491	4.20%	2,401,426	26,348	4.35%
Cash, federal funds sold and short-term investments	74,569	36	0.19%	59,507	28	0.19%	87,048	47	0.21%
FHLBB stock	37,730	140	1.47%	37,730	138	1.47%	37,730	36	0.38%
Taxable debt securities	323,140	2,397	2.94%	322,418	2,699	3.36%	297,532	2,582	3.44%
Nontaxable debt securities	53,374	789	5.86%	57,422	847	5.92%	64,836	960	5.87%
Total securities	376,514	3,186	3.36%	379,840	3,546	3.74%	362,368	3,542	3.88%
Total interest-earning assets	3,153,378	30,930	3.89%	3,007,223	30,203	4.03%	2,888,572	29,973	4.12%
Noninterest-earning assets	216,945			207,426			209,656
Total assets	$3,370,323			$3,214,649			$3,098,228
Liabilities and Shareholders' Equity:
Interest-bearing demand deposits	$12,862	$—	—%	$9,067	$—	—%	$6,688	$—	—%
NOW accounts	311,077	47	0.06%	311,948	47	0.06%	293,634	45	0.06%
Money market accounts	798,273	830	0.41%	759,704	713	0.38%	591,860	456	0.31%
Savings accounts	291,386	46	0.06%	291,671	45	0.06%	295,821	47	0.06%
Time deposits	827,267	2,394	1.15%	813,558	2,315	1.14%	811,850	2,516	1.23%
FHLBB advances	283,219	1,832	2.57%	220,088	1,758	3.20%	328,705	2,693	3.25%
Junior subordinated debentures	22,681	241	4.22%	22,681	241	4.26%	22,681	241	4.22%
Other	151	3	7.88%	162	4	9.90%	353	4	4.50%
Total interest-bearing liabilities	2,546,916	5,393	0.84%	2,428,879	5,123	0.85%	2,351,592	6,002	1.01%
Demand deposits	439,353			409,851			384,665
Other liabilities	37,217			35,684			51,186
Shareholders' equity	346,837			340,235			310,785
Total liabilities and shareholders' equity	$3,370,323			$3,214,649			$3,098,228
Net interest income (FTE)		$25,537			$25,080			$23,971
Interest rate spread			3.05%			3.18%			3.11%
Net interest margin			3.21%			3.35%			3.29%

Interest income amounts presented in the preceding table include the following adjustments for taxable equivalency:

(Dollars in thousands)	Three Months Ended
	Sep 30, 2014	Jun 30, 2014	Sep 30, 2013
Commercial loans	$329	$322	$252
Nontaxable debt securities	270	290	331
Total	$599	$612	$583

Washington Trust Bancorp, Inc. and Subsidiaries
CONSOLIDATED AVERAGE BALANCE SHEETS (unaudited)
	Nine Months Ended
	September 30, 2014			September 30, 2013
	Average Balance	Interest	Yield/ Rate	Average Balance	Interest	Yield/ Rate
(Dollars in thousands)
Assets:
Commercial loans	$1,352,271	$43,733	4.32%	$1,277,753	$44,443	4.65%
Residential real estate loans, including loans held for sale	869,230	26,704	4.11%	766,162	23,805	4.15%
Consumer loans	333,127	9,527	3.82%	323,871	9,226	3.81%
Total loans	2,554,628	79,964	4.19%	2,367,786	77,474	4.37%
Cash, federal funds sold and short-term investments	65,486	99	0.20%	61,945	99	0.21%
FHLBB stock	37,730	420	1.49%	38,409	113	0.39%
Taxable debt securities	329,779	8,038	3.26%	304,854	8,003	3.51%
Nontaxable debt securities	56,894	2,520	5.92%	66,444	2,949	5.93%
Total securities	386,673	10,558	3.65%	371,298	10,952	3.94%
Total interest-earning assets	3,044,517	91,041	4.00%	2,839,438	88,638	4.17%
Noninterest-earning assets	209,286			211,108
Total assets	$3,253,803			$3,050,546
Liabilities and Shareholders' Equity:
Interest-bearing demand deposits	$10,906	$—	—%	$2,299	$—	—%
NOW accounts	309,101	141	0.06%	288,871	135	0.06%
Money market accounts	748,121	2,152	0.38%	541,160	1,189	0.29%
Savings accounts	291,949	136	0.06%	287,360	139	0.06%
Time deposits	812,871	6,977	1.15%	841,418	7,891	1.25%
FHLBB advances	257,814	5,831	3.02%	333,544	8,109	3.25%
Junior subordinated debentures	22,681	723	4.26%	28,988	1,243	5.73%
Other	162	10	8.25%	565	12	2.84%
Total interest-bearing liabilities	2,453,605	15,970	0.87%	2,324,205	18,718	1.08%
Demand deposits	424,120			370,508
Other liabilities	35,335			51,250
Shareholders' equity	340,743			304,583
Total liabilities and shareholders' equity	$3,253,803			$3,050,546
Net interest income (FTE)		$75,071			$69,920
Interest rate spread			3.13%			3.09%
Net interest margin			3.30%			3.29%

Interest income amounts presented in the preceding table include the following adjustments for taxable equivalency:

(Dollars in thousands)	Nine Months Ended
	Sep 30, 2014	Sep 30, 2013
Commercial loans	$967	$642
Nontaxable debt securities	862	1,014
Total	$1,829	$1,656

Washington Trust Bancorp, Inc. and Subsidiaries
SUPPLEMENTAL INFORMATION - Non-GAAP Financial Measures (unaudited)
	At or for the Quarters Ended
(Dollars in thousands, except per share amounts)	Sep 30, 2014	Jun 30, 2014	Mar 31, 2014	Dec 31, 2013	Sep 30, 2013
Calculation of Tangible Book Value per Share:
Total shareholders' equity at end of period	$348,562	$343,450	$335,858	$329,646	$323,585
Less:
Goodwill	58,114	58,114	58,114	58,114	58,114
Identifiable intangible assets, net	5,004	5,165	5,329	5,493	5,657
Total tangible shareholders' equity at end of period	$285,444	$280,171	$272,415	$266,039	$259,814

Shares outstanding at end of period	16,721	16,705	16,635	16,614	16,589

Book value per share - GAAP	$20.85	$20.56	$20.19	$19.84	$19.51
Tangible book value per share - Non-GAAP	$17.07	$16.77	$16.38	$16.01	$15.66

Calculation of Tangible Equity to Tangible Assets:
Total tangible shareholders' equity at end of period	$285,444	$280,171	$272,415	$266,039	$259,814

Total assets at end of period	$3,415,882	$3,317,022	$3,194,146	$3,188,867	$3,131,958
Less:
Goodwill	58,114	58,114	58,114	58,114	58,114
Identifiable intangible assets, net	5,004	5,165	5,329	5,493	5,657
Total tangible assets at end of period	$3,352,764	$3,253,743	$3,130,703	$3,125,260	$3,068,187

Equity to assets - GAAP	10.20%	10.35%	10.51%	10.34%	10.33%
Tangible equity to tangible assets - Non-GAAP	8.51%	8.61%	8.70%	8.51%	8.47%

Calculation of Return on Average Tangible Assets:
Net income	$10,538	$9,797	$9,298	$9,789	$9,960

Total average assets	$3,370,323	$3,214,649	$3,174,281	$3,163,042	$3,098,228
Less:
Average goodwill	58,114	58,114	58,114	58,114	58,114
Average identifiable intangible assets, net	5,082	5,245	5,410	5,573	5,739
Total average tangible assets	$3,307,127	$3,151,290	$3,110,757	$3,099,355	$3,034,375

Return on average assets - GAAP	1.25%	1.22%	1.17%	1.24%	1.29%
Return on average tangible assets - Non-GAAP	1.27%	1.24%	1.20%	1.26%	1.31%

Calculation of Return on Average Tangible Equity:
Net income	$10,538	$9,797	$9,298	$9,789	$9,960

Total average shareholders' equity	$346,837	$340,235	$335,029	$326,866	$310,785
Less:
Average goodwill	58,114	58,114	58,114	58,114	58,114
Average identifiable intangible assets, net	5,082	5,245	5,410	5,573	5,739
Total average tangible shareholders' equity	$283,641	$276,876	$271,505	$263,179	$246,932

Return on average shareholders' equity - GAAP	12.15%	11.52%	11.10%	11.98%	12.82%
Return on average tangible shareholders' equity - Non-GAAP	14.86%	14.15%	13.70%	14.80%	16.13%

Washington Trust Bancorp, Inc. and Subsidiaries
SUPPLEMENTAL INFORMATION - Non-GAAP Financial Measures (unaudited)

	Nine Months Ended
(Dollars in thousands)	Sep 30, 2014	Sep 30, 2013
Calculation of return on average tangible assets:
Net income	$29,633	$26,364

Total average assets	$3,253,803	$3,050,546
Less:
Average goodwill	58,114	58,114
Average identifiable intangible assets, net	5,244	5,911
Total average tangible assets	$3,190,445	$2,986,521

Return on average assets - GAAP	1.21%	1.15%
Return on average tangible assets - Non-GAAP	1.24%	1.18%

Calculation of return on average tangible equity:
Net income	$29,633	$26,364

Total average shareholders' equity	$340,743	$304,583
Less:
Average goodwill	58,114	58,114
Average identifiable intangible assets, net	5,244	5,911
Total average tangible shareholders' equity	$277,385	$240,558

Return on average shareholders' equity - GAAP	11.60%	11.54%
Return on average tangible shareholders' equity - Non-GAAP	14.24%	14.61%